UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 5, 2019

Midstates Petroleum Company, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-35512	45-3691816
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

321 South Boston Avenue, Suite 1000 Tulsa, Oklahoma	74103
(Address of Principal Executive Offices)	(Zip Code)

(918) 947-8550

Registrant’s Telephone Number, Including Area Code

Not Applicable.

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒          Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	MPO	New York Stock Exchange

Item 1.01.                                        Entry into a Material Definitive Agreement.

Merger Agreement

On May 5, 2019, Midstates Petroleum Company, Inc., a Delaware corporation (the “Company” or “Midstates”), Amplify Energy Corp., a Delaware corporation (“Amplify”) and Midstates Holdings, Inc., a Delaware corporation and a direct, wholly owned subsidiary of Midstates (“Merger Sub”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) pursuant to which Amplify will merge with and into Merger Sub, with Amplify surviving the Merger as a wholly owned subsidiary of Midstates (the “Merger”).

Subject to the terms and conditions of the Merger Agreement, at the effective time of the Merger (the “Effective Time”), each outstanding share of capital stock of Amplify (other than shares held by Midstates and shares held by any holder who properly exercises and perfects appraisal rights in respect of such shares) will automatically be converted into the right to receive 0.933 shares of Midstates common stock (the “Exchange Ratio”). Following the closing of the Merger, current Amplify and Midstates stockholders will each own 50% of the outstanding stock of the combined company.

The Midstates board of directors (the “Board”) has (a) determined that the Merger Agreement and the transactions contemplated thereby, including the Merger and the issuance of Midstates Common Stock (the “Midstates Stock Issuance”), are in the best interests of, and advisable to, the Company and its stockholders, (b) approved and adopted the Merger Agreement and the transactions contemplated thereby, including the Merger, (c) approved the execution and delivery by the Company of the Merger Agreement, the performance by the Company of its covenants and agreements contained therein and the consummation of the transactions contemplated thereby, including the Merger and the Midstates Stock Issuance, upon the terms and subject to the conditions contained therein, (d) directed that the Merger Agreement be submitted to the holders of Midstates Common Stock at the Company Stockholders Meeting to approve the Midstates Stock Issuance, and (e) resolved to recommend that the holders of Midstates Common Stock approve the adoption of the Merger Agreement, subject to the terms and conditions contained therein.

Midstates and Amplify intend that, for U.S. federal (and applicable state and local) income tax purposes, the Merger will qualify as a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”), and the Merger Agreement is intended to constitute and is adopted as a “plan of reorganization” for purposes of Sections 354 and 361 of the Code and within the meaning of Treasury Regulations Sections 1.368-2(g) and 1.368-3(a).

Treatment of Equity Compensation Awards

The transactions contemplated by the Merger Agreement will be treated as a “change in control” as of the Effective Time for purposes of all Parent Benefit Plans (as defined in the Merger Agreement), including the Parent Stock Plans (as defined in the Merger Agreement) and all applicable employment agreements in effect prior to the Effective Time to which any employee of Midstates or its subsidiaries is a party. Midstates has agreed to satisfy promptly all applicable severance, retention and change in control payments and benefits owing to its employees, directors and other service providers under the Parent Benefit Plans. Without limiting the foregoing, (i) with respect to any employee of Midstates and its subsidiaries whose employment is terminated without “cause” (as such term is defined in the applicable Parent Benefit Plan, but also including certain employees who are deemed to be terminated without cause pursuant to the Merger Agreement) on or within one year after the closing of the Merger, (A) all Parent Stock Options (as defined in the Merger Agreement) held by such employee shall become fully vested, (B) all Parent RSUs (as defined in the Merger Agreement) held by such employee shall become fully vested and shall be settled promptly upon termination, (C) all Parent PSUs (as defined in the Merger Agreement) that are subject to the achievement of specific Midstates stock price levels shall be deemed earned at the level specified in the applicable award agreement and shall become vested and settled promptly upon termination, (D) all Parent PSUs that are not described in the foregoing clause (C) shall be deemed earned at the target level of such award and shall become vested and settled promptly upon termination, and (E) all cash amounts pursuant to the “Share Buyback Equalization Program” approved by the board of directors of Amplify on December 21, 2018 (the “Equalization Program”) that are owing to such Midstates employee(s) shall be paid promptly upon termination, (ii) all Parent RSUs held by members of the Board shall become fully vested and shall be settled promptly upon the closing of the Merger, and (iii) all cash amounts pursuant to the Equalization Program that are owing to non-employee directors of Amplify shall be paid promptly upon the closing of the Merger.

Governance

Upon the closing of the Merger, the board of directors of the combined company will consist of the following eight members: David M. Dunn, Christopher W. Hamm, Scott L. Hoffman, Randal T. Klein, Evan S. Lederman, Kenneth Mariani (chief executive officer), David H. Proman and Todd R. Snyder.

Conditions to the Merger

The completion of the Merger is subject to various customary closing conditions, including, among other things, (i) the receipt of approval of the issuance of shares of Midstates common stock to Amplify stockholders by the affirmative vote of at least a majority of the votes cast in person or represented by proxy at the Midstates stockholders’ meeting by the holders of Midstates common stock entitled to vote thereon, (ii) the receipt of approval of the adoption of the Merger Agreement by the affirmative vote of holders of at least a majority of the issued and outstanding shares of Amplify common stock at the Amplify stockholders’ meeting, (iii) the effectiveness of a registration statement on Form S-4 that Midstates is obligated to file with the Securities and Exchange Commission (the “SEC”) in connection with the issuance of shares of Midstates common stock in the Merger, (iv) the expiration or termination of the waiting period under the Hart-Scott-

Rodino Antitrust Improvements Act of 1976, as amended and (v) the authorization for listing of shares of Midstates common stock to be issued in the Merger on the New York Stock Exchange.

Termination Rights

The Merger Agreement provides each of Amplify and Midstates with certain termination rights including, among other things: (i) by Midstates if Amplify fails to obtain the requisite approval of its stockholders of the Merger, or by Amplify if Midstates fails to obtain the requisite approval of its stockholders for the issuance of shares of Midstates common stock to Amplify stockholders; (ii) by Amplify or Midstates, if the other party breaches or fails to perform any of its representations, warranties or covenants in the Merger Agreement and such breach cannot be or is not timely cured in accordance with the terms of the Merger Agreement and such breach or failure to perform would cause the applicable closing condition not to be satisfied; (iii) by Amplify, in the event the Midstates Board effects a Parent Change in Recommendation (as defined in the Merger Agreement) or if Midstates is in violation of the covenant to not solicit alternative business combination proposals from third parties; (iv) by Midstates, in the event the Amplify board of directors effects a Company Change in Recommendation (as defined in the Merger Agreement) or if Amplify is in violation of the covenant to not solicit alternative business combination proposals from third parties or (v) by Amplify if any Parent Designated Stockholder (as defined in the Merger Agreement) fails to deliver its voting and support agreement within one day of the signing of the Merger Agreement, or by Midstates if any Company Designated Stockholder (as defined in the Merger Agreement) fails to deliver its voting and support agreement within one business day of the signing of the Merger Agreement.

In the event that a Company Alternative Proposal (as defined in the Merger Agreement) is publicly announced or submitted to the Amplify board of directors, the Merger Agreement is terminated by Midstates in accordance with clause (i) or clause (ii) above or the Merger Agreement is terminated by either party as a result of the failure to close the Merger on or before November 5, 2019 (the “Outside Date”) or Amplify fails to obtain the requisite stockholder approval and Amplify enters into a definitive agreement with respect to, or consummates, a Company Alternative Proposal within 12 months after the date the Merger Agreement is terminated Amplify will be required to pay Midstates a termination fee of $4,500,000. In the event that a Parent Alternative Proposal (as defined in the Merger Agreement) is publicly announced or submitted to the Midstates board of directors, the Merger Agreement is terminated by Amplify in accordance with clause (i) or clause (ii) above or the Merger Agreement is terminated by either party as a result of a failure to close the Merger on or before the Outside Date or Midstates fails to obtain the requisite stockholder approval and Midstates enters into a definitive agreement with respect to, or consummates, a Parent Alternative Proposal within 12 months after the date the Merger Agreement is terminated, Midstates will be required to pay Amplify a termination fee. If the Merger Agreement in terminated by either party in accordance with clause (i) or clause (ii) above and the termination fee is not otherwise payable in accordance with the preceding sentence, then the non-terminating party will be required to reimburse the terminating party’s incurred expenses.  In addition, if the Merger Agreement is terminated by either party in accordance with clause (iii) or clause (iv) above, the non-terminating party will be required to pay a termination fee of $4,500,000. In addition to the foregoing termination rights, either party may terminate the Merger Agreement if the Merger has not been consummated on or prior to the Outside Date or if a governmental entity issues a final, non-appealable order or decree permanently restraining, enjoining or prohibiting the transactions contemplated by the Merger Agreement. The parties may also mutually agree to terminate the Merger Agreement.

If Amplify’s board of directors effects a Company Change in Recommendation, Amplify will, unless Midstates terminates the Merger Agreement, be required to submit the adoption of the Merger Agreement to a vote of Amplify stockholders at the Amplify stockholders’ meeting notwithstanding the Company Change in Recommendation.  Similarly, if Midstates’ board of directors effects a Parent Change in Recommendation, Midstates will, unless Amplify terminates the Merger Agreement, be required to submit the issuance of Midstates common stock in connection with the Merger to a vote of Midstates stockholders at the Midstates stockholders’ meeting notwithstanding the Parent Change in Recommendation.  Neither party is able to terminate the Merger Agreement in order to accept an alternative business combination proposal.

Voting and Support Agreements

Concurrently with the execution of the Merger Agreement, Midstates entered into voting and support agreements (the “Support Agreements”) with affiliates of Fir Tree Capital Management LP (“Fir Tree”), Brigade Capital Management, LP (“Brigade”), Axys Capital Income Fund, LLC (“Axys”) and Cross Sound Management LLC (“Cross Sound”). Pursuant to the Support Agreements, Fir Tree, Brigade, Axys and Cross Sound have agreed to vote all of their shares of Amplify common stock in favor of the Merger and any other matter necessary or desirable for the consummation of the transactions contemplated by the Merger Agreement, including the Merger. The Support Agreements will terminate upon the earliest of (a) the effective time of the Merger, (b) the termination of the Merger Agreement in accordance with its terms, (c) the occurrence of any material amendment to the Merger Agreement or any amendment to the Outside Date (as defined below) and (d) the mutual written agreement of the parties to the applicable Support Agreement to terminate the applicable Support Agreement. Amplify is entering into substantially similar agreements with the Parent Designated Stockholders (as defined in the Merger Agreement). The foregoing summary of the Support Agreements does not purport to be complete and is qualified in its entirety by the terms and conditions of the Support Agreements, which are attached hereto as Exhibits 10.1, 10.2, 10.3 and 10.4.

No Solicitation

The Merger Agreement provides that, during the period from the date of the Merger Agreement until the Effective Time, each of Amplify and Midstates will be subject to certain restrictions on its ability to solicit alternative business combination proposals from third parties, to provide non-public information to third parties and to engage in discussions with third parties regarding alternative business combination proposals, subject to customary exceptions.

Other Terms of the Merger Agreement

The Merger Agreement contains customary representations, warranties and covenants for a transaction of this nature. The Merger Agreement also contains customary pre-closing covenants, including the obligations of Amplify and Midstates to conduct their respective businesses in the ordinary course of practice consistent with past practice and to refrain from taking certain specified actions without the consent of the other party.

The foregoing description of the Merger and the Merger Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Merger Agreement, a copy of which is attached hereto as Exhibit 2.1, and is incorporated into this report by reference in its entirety.

The Merger Agreement contains representations and warranties that Midstates and Merger Sub, on the one hand, and Amplify, on the other hand, have made to one another as of specific dates. The representations and warranties contained in the Merger Agreement are qualified and subject to important limitations that were negotiated and agreed to by the parties to the Merger Agreement. Such representations and warranties were made solely for the benefit of another party or parties to the Merger Agreement and may have been negotiated with the principal purpose of allocating risk between the parties to the Merger Agreement, rather than as statements of fact. In addition, the representations and warranties contained in the Merger Agreement are qualified by information exchanged by the parties to the Merger Agreement in confidential disclosure schedules. Accordingly, the foregoing description of the material provisions of the Merger Agreement or the representations and warranties contained in the Merger Agreement should not be relied on as statements of fact regarding the parties to the Merger Agreement. The Merger Agreement should not be read alone, but should instead be read in conjunction with other information regarding Amplify or Midstates that is or will be contained in, or incorporated by reference into, the registration statement on Form S-4 that will include a joint proxy statement of Amplify and Midstates, as well as the Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K, and other documents that Amplify or Midstates files or furnishes with the SEC.

Item 5.02                                           Departure of Directors or Certain Officers: Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The Merger Agreement provides that, prior to the Effective Time, the Company will cause each of David J. Sambrooks, Alan J. Carr, Patrice D. Douglas, Neal P. Goldman and David H. Proman to deliver letters of resignation effectuating his or her resignation as a member of the Board to be effective as of the Effective Time. Each such director’s anticipated resignation from the Board is not due to any disagreement with the Company relating to the operations, practices or policies of the Company.

Each of Mr. Sambrooks, in his capacity as President and Chief Executive Officer, Scott C. Weatherholt, Executive Vice President — General Counsel and Corporate Secretary, Amelia K. Harding, Vice President — Human Resources and Administration, and Richard W. McCullough, Vice President and Chief Accounting Officer, will be deemed to be terminated without cause from his or her position with the Company effective as of the Effective Time.

Item 7.01.                                        Regulation FD Disclosure.

On May 6, 2019, Amplify and Midstates issued a joint press release (the “Press Release”) announcing the execution of the Merger Agreement and the entry into the foregoing transactions. A copy of the Press Release is attached hereto as Exhibit 99.1 and incorporated into this Item 7.01 by reference.

On May 6, 2019, Amplify and Midstates provided supplemental information regarding the Merger in connection with a presentation to investors. A copy of the investor presentation is attached hereto as Exhibit 99.2 and incorporated into this Item 7.01 by reference.

On May 6, 2019, Amplify and Midstates hosted a conference call with Amplify’s and Midstates’ investors. A copy of the transcript is attached hereto as Exhibit 99.3 and incorporated into this Item 7.01 by reference.

In accordance with General Instruction B.2 of Form 8-K, the information set forth in this Item 7.01 and the attached Exhibit 99.1, Exhibit 99.2 and Exhibit 99.3 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.

Postponement of Annual Meeting

In light of the announcement and pending transactions under the Merger Agreement, the Board has determined to postpone the Company’s 2019 Annual Meeting of Stockholders, originally scheduled for June 4, 2019. At a later date, Midstates will provide information related to a rescheduled meeting, if applicable.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K, including the exhibits hereto, include “forward-looking statements.” All statements, other than statements of historical fact, included in this Current Report on Form 8-K that address activities, events or developments that the

Company expects, believes or anticipates will or may occur in the future are forward-looking statements. Terminology such as “could,” “believe,” “anticipate,” “intend,” “estimate,” “expect,” “may,” “continue,” “predict,” “potential,” “project” and similar expressions are intended to identify forward-looking statements. These statements include, but are not limited to, statements about the Company’s expectations of plans, goals, strategies (including measures to implement strategies), objectives and anticipated results with respect thereto. These statements address activities, events or developments that we expect or anticipate will or may occur in the future, including things such as projections of results of operations, plans for growth, goals, future capital expenditures, competitive strengths, references to future intentions and other such references. These forward-looking statements involve risks and uncertainties and other factors that could cause the Company’s actual results or financial condition to differ materially from those expressed or implied by forward-looking statements. Without limiting the generality of the foregoing, forward-looking statements contained in this Current Report on Form 8-K specifically include the expectations of plans, strategies, objectives and growth and anticipated financial and operational performance of the Company and its affiliates, including whether the conditions to the Merger can be satisfied, whether the Merger will be completed, as expected or at all, and the timing of the closing of the Merger. Please read the Company’s filings with the SEC, including “Risk Factors” in the Company’s Annual Report on Form 10-K, and if applicable, the Company’s Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, which are available on the Company’s Investor Relations website at http://ir.midstatespetroleum.com/ or on the SEC’s website at http://www.sec.gov, for a discussion of risks and uncertainties that could cause actual results to differ from those in such forward-looking statements. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this Current Report on Form 8-K. All forward-looking statements in this Current Report on Form 8-K are qualified in their entirety by these cautionary statements. Except as required by law, the Company undertakes no obligation and does not intend to update or revise any forward-looking statements, whether as a result of new information, future results or otherwise.

Important Additional Information Regarding the Transaction Will Be Filed With the SEC

In connection with the proposed transaction, Midstates will file a registration statement on Form S-4 that will include a joint proxy statement/prospectus of Amplify and Midstates. The definitive joint proxy statement/prospectus will be sent to the stockholders of the Company and Midstates. Midstates and Amplify may also file other documents with the SEC regarding the proposed transaction. INVESTORS AND SECURITY HOLDERS OF THE COMPANY ARE ADVISED TO CAREFULLY READ THE JOINT PROXY STATEMENT AND ANY REGISTRATION STATEMENT/PROSPECTUS (INCLUDING ALL AMENDMENTS AND SUPPLEMENTS THERETO) WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE TRANSACTION, THE PARTIES TO THE TRANSACTION AND THE RISKS ASSOCIATED WITH THE TRANSACTION. A definitive joint proxy statement and any registration statement/prospectus, as applicable, will be sent to security holders of the Company. Investors and security holders may obtain a free copy of the joint proxy statement (when available), any registration statement/prospectus, and other relevant documents filed by the Company with the SEC from the SEC’s website at www.sec.gov. Security holders and other interested parties will also be able to obtain, without charge, a copy of the joint proxy statement, any registration statement/prospectus, and other relevant documents (when available) by (1) directing your written request to: 321 South Boston Avenue, Suite 1000, Tulsa, Oklahoma 74103 or (2) contacting our Investor Relations department by telephone at (918) 947-4614. Copies of the documents filed by the Company with the SEC will be available free of charge on the Company’s website at http://www.midstatespetroleum.com.

Participants in the Solicitation

Midstates, Amplify and certain of their respective directors, executive officers and employees may be considered participants in the solicitation of proxies in connection with the proposed transaction. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of the stockholders of Midstates and Amplify in connection with the transaction, including a description of their respective direct or indirect interests, by security holdings or otherwise, will be included in the joint proxy statement/prospectus described above when it is filed with the SEC. Additional information regarding Midstates’ directors and executive officers is also included in Midstates’ Notice of Annual Meeting of Stockholders and 2019 Proxy Statement, which was filed with the SEC on April 29, 2019.  Additional information regarding Amplify’s directors and executive officers is also included in Amplify’s Notice of Annual Meeting of Stockholders and 2019 Proxy Statement, which was filed with the SEC on April 5, 2019.  These documents are available free of charge as described above.

Item 9.01.                                        Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

2.1	Agreement and Plan of Merger, dated May 5, 2019, by and among Amplify Energy Corp., Midstates Petroleum Company, Inc. and Midstates Holdings, Inc.*

10.1	Voting and Support Agreement, dated May 5, 2019, by and between Midstates Petroleum Company, Inc. and Fir Tree Capital Management LP

10.2	Voting and Support Agreement, dated May 5, 2019, by and between Midstates Petroleum Company, Inc. and Brigade Capital Management, LP

10.3	Voting and Support Agreement, dated May 5, 2019, by and between Midstates Petroleum Company, Inc. and Axys Capital Income Fund, LLC

10.4	Voting and Support Agreement, dated May 5, 2019, by and between Midstates Petroleum Company, Inc. and Cross Sound Management LLC

99.1	Press Release dated May 6, 2019

99.2	Investor Presentation, dated May 6, 2019

99.3	Transcript of Investor Call held on May 6, 2019

* All schedules and certain exhibits to the Merger Agreement have been omitted pursuant to Item 601(b)(2) of Regulation S-K. A copy of any omitted schedule and/or exhibit will be furnished to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 6, 2019	MIDSTATES PETROLEUM COMPANY, INC.

	By:	/s/ Scott C. Weatherholt
		Name:	Scott C. Weatherholt
		Title:	General Counsel & Corporate Secretary